                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned directors and/or officers of Dana Corporation (the Corporation) hereby appoint M.L. DeBacker, M.J. Hardman, C.W. Hinde, J.M. Magliochetti, and R.C. Richter, and each of them severally, as their true and lawful attorneys-in-fact, (i) to execute, in their names and capacities as directors and/or officers of the Corporation, one or more registration statements, on the appropriate forms, and all exhibits, amendments and supplements thereto and any related documents, to register the notes to be exchanged for the unregistered notes of the Corporation authorized for issuance pursuant to resolutions approved by the Corporation's Board of Directors on July 17, 2001, and/or the exchange of the notes, or the resale of the unregistered notes, all as approved in such resolutions, and (ii) to file, in the name and on behalf of the Corporation, such registration statements, exhibits, amendments, supplements and documents with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with Dana.

     In witness whereof, the undersigned have executed this instrument on July 17, 2001.


/s/ B.F. BAILAR                                        /s/ R.B. PRIORY
-----------------------------------------------------  -----------------------------------------------------
B.F. Bailar                                            R.B. Priory

/s/ A.C. BAILLIE                                       /s/ F.M. SENDEROS
-----------------------------------------------------  -----------------------------------------------------
A.C. Baillie                                           F.M. Senderos

/s/ E.M. CARPENTER                                     /s/ M.L. DEBACKER
-----------------------------------------------------  -----------------------------------------------------
E.M. Carpenter                                         M.L. DeBacker

/s/ E. CLARK                                           /s/ M.J. HARDMAN
-----------------------------------------------------  -----------------------------------------------------
E. Clark                                               M.J. Hardman

/s/ G.H. HINER                                         /s/ C.W. HINDE
-----------------------------------------------------  -----------------------------------------------------
G.H. Hiner                                             C.W. Hinde

/s/ J.M. MAGLIOCHETTI                                  /s/ R.C. RICHTER
-----------------------------------------------------  -----------------------------------------------------
J.M. Magliochetti                                      R.C. Richter

/s/ M.R. MARKS
-----------------------------------------------------
M.R. Marks